PORTFOLIO RECOVERY ASSOCIATES, INC. LENDER COMMITMENT AGREEMENT Schedule I Column A Column B Lender Prior Domestic Revolving A Commitment Increased Domestic Revolving A Commitment Capital One, N.A. $15,787,159.19 $31,923,522.83 Xenith Bank $4,333,333.33 $6,350,378.45 Bank of America, N.A. $75,803,430.09 $75,803,430.42

LENDER COMMITMENT AGREEMENT

THIS LENDER COMMITMENT AGREEMENT (this "Agreement") dated as of August 21, 2013 is among PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation ("PRA"), the Guarantors, the lenders identified on the signature pages hereto (the "Applicable Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

WITNESSETH

WHEREAS, a credit facility has been extended to PRA pursuant to the terms of that certain Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of December 19, 2012 among PRA, and a certain Subsidiary of PRA to be named as a borrower from time to time party thereto (the "Designated Borrower"), the Guarantors, certain financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, pursuant to Section 2.02(f) of the Credit Agreement, the Borrower has the right to increase the Aggregate Domestic Revolving A Commitments with new Domestic Revolving A Commitments (the "Facility Increase"); and

WHEREAS, the Applicable Lenders have agreed to increase their Domestic Revolving A Commitments under the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Commitment. Each Applicable Lender hereby agrees that the Domestic Revolving A Commitment of such Applicable Lender is hereby increased from the amount identified in Column A on Schedule I attached hereto opposite such Applicable Lender's name to the amount identified in Column B on Schedule I attached hereto opposite such Applicable Lender's name. PRA and the Guarantors agree that the additional Domestic Revolving A Commitment of such Applicable Lender provided hereunder shall be subject to all terms, conditions and other provisions of the Credit Agreement.

3. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of this Agreement executed by PRA, the Guarantors, the Applicable Lenders and the Administrative Agent; and

(b) receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Facility Increase and (B) in the case of PRA, certifying that, before and after giving effect to the Facility Increase, (1) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that

for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (2) no Default or Event of Default exists.

4. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents.

5. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

6. Counterparts. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

PORTFOLIO RECOVERY ASSOCIATES, INC.,
a Delaware corporation

By:____________________________
Name: Judith S. Scott
Title: Executive Vice President and General Counsel

GUARANTORS:

PORTFOLIO RECOVERY ASSOCIATES, LLC,
a Delaware limited liability company

By:____________________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING I, LLC,
a Virginia limited liability company

By:____________________________
Name: Judith S. Scott
Title: Member's Representative

PRA LOCATION SERVICES, LLC,
a Delaware limited liability company

By:____________________________
Name: Judith S. Scott
Title: Member's Representative

PRA GOVERNMENT SERVICES, LLC,
a Delaware limited liability company

By:____________________________
Name: Judith S. Scott
Title: Member's Representative

PRA RECEIVABLES MANAGEMENT, LLC,
a Virginia limited liability company

By:________________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING II, LLC,
a Virginia limited liability company

By:________________________
Name: Judith S. Scott
Title: Member's Representative

PRA HOLDING III, LLC,
a Virginia limited liability company

By:________________________
Name: Judith S. Scott
Title: Member's Representative

MUNI SERVICES, LLC,
a Delaware limited liability company

By:________________________
Name: Judith S. Scott
Title: Member's Representative

PRA PROFESSIONAL SERVICES, LLC,
a Virginia limited liability company

By:________________________
Name: Judith S. Scott
Title: Member's Representative

PRA FINANCIAL SERVICES, LLC,
a Virginia limited liability company

By:________________________
Name: Kent P. McCammon
Title: Manager

ADMINISTRATIVE
AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: [signature]
Name:
Title:

Christine Trotter
Assistant Vice President

APPLICABLE LENDERS: CAPITAL ONE, N.A.

By: William A. Casey
Name: WILLIAM A. CASEY
Title: SENIOR VICE PRESIDENT

XENITH BANK

By:________________________
Name:________________________
Title:________________________

APPLICABLE LENDERS: CAPITAL ONE, N.A.

By:________________________________
Name:______________________________
Title:______________________________

XENITH BANK

By:
Name: Bradley Dinott
Title: Senior Vice President

BANK OF AMERICA, N.A.,

By: [signature]
Name: Jundre Cadiona
Title: Senior Vice President

Schedule I

	Column A	Column B
Lender	Prior Domestic Revolving A Commitment	Increased Domestic Revolving A Commitment
Capital One, N.A.	$15,787,159.19	$31,923,522.83
Xenith Bank	$4,333,333.33	$6,350,378.45
Bank of America, N.A.	$75,803,430.09	$75,803,430.42